HEWLETT-PACKARD COMPANY
                    U.S. AGREEMENT FOR AUTHORIZED DISTRIBUTOR
                                 SIGNATURE PAGE

ICN #                                             0008290001
LEGAL BUSINESS NAME:                              Pinacor, Inc.
ADDRESS:                                          3001 South Priest Drive
CITY, STATE, ZIP                                  Tempe, AZ 85282-2323
PHONE, FAX #                                      (800)-PINACOR, (602) 366-2323
E-MIAL/INTERNET ADDRESS                            pinacor.com

DBA(s)

All documents marked with a "X" below govern the relationship between HP and you for the purchase and resale of HP Products. HP and Distributor agree that its volume level, at Net Distributor price, for HP Products on the Exhibit(s)/Program(s) noted for the term of this Agreement Is:


AGREEMENTS:                           AUTHORIZED RESELLER DOCUMENTS:                        ATTACHMENTS:
__X__  HP Reseller Business Terms     __X__  U.S. Authorized Reseller Agreement             __X__  HP Product Categories
__X__  U.S. Distributor Agreement     __X__  U.S. Volume Reseller Addendum                  __X__  Distributor Matrix
__X__  HP Operations Policy Manual    _____  U.S. Solutions Reseller Certification          __X__  Exhibit L Approved Locs
                                      __X__  U.S. International VAR Amendment
                                      _____  U.S. GSA Agent

ADDENDA & EXHIBITS:                                                             COMMITMENTS:

___  U.S. Solutions Distributor                                                 ___ $ 50,000,000 - and up
_X_  U.S. Volume Distributor
     _X_  U20D  Full  Line  Volume  Products

     ___  U80D  Volume   CAD/Specialty   Distributor  Products                  _X_ $  200,000,000  - and up (sell through)
                                                                                ___  $ 50.000,000 and up (sell through)
     _X_ U40A Volume Accessory  Product

     _X_ U40C Volume Consumable Products                                        _X_ $ 5,000,000 - and up (sell through)
     ___ U27D                                                                   ___ $ 10,000,000 - and up (sell through)
     Volume Personal Computing                                                  _X_ $ 15,000,000 - and up (sell through)
_X_  U.S. Federal Distributor
_X_  U.S. Calculator Distributor

     _X_UD Calculator Distributor Products                                      _X_ $ 1,000,000 - and up
___  U.S. Volume Distributor Storage Products
      ___U29D QD Storage Products

_X_  U.S. Distributor Personal Computing TopValue Products
     _X_ U74D Distributor Personal Computing TopValue Products
_X_  U.S. Select Express Distributor
     _X_ U76D Select Express Products

_X_  U.S. Volume Distributor Channel Assembly

     _X_ U77 Volume  Distributor  Channel Assembly _X_ 20,000 - units and up _X_
     Microsoft Software Product Installation

         Terms

___  U.S. Refurbished/Excess Products
___  U.S. Solutions Support Options
___  HP Configuration Tools License
___  U.S. HP Software License Terms
___  U.S. Software License Terms - MPE Products
___  U.S. Solutions - UNIX Products
     ___A2T20  HP-UX Server  Products  ___A2T21Unbundled  HP-UX Server  Products
     ___A2T22 HP-UX Workstation  Products  ___A2T23  Unbundled HP-UX Workstation
     Products  ___A2T24  Solutions  Enterprise  Storage Products  ___A2T25 Other
     Peripheral and HP-UX Related Products ___A2T30 HP Symmetrix Products

___  U.S. Solutions-MPE Products
     ___A2T28 Solutions-MPE Multi-user Products

___  U.S. Solutions-Openview IT Service Management and Electronic Business
     Software
     ___A2T26 HP Openview NT Solutions
     ___A2T27 HP Openview IT Service Management and Electronic Business
___  HP Unbundling Program

     ___E81PL HP Unbundling Program Products Software
___  U.S. Solutions Entry Level Computer Products

     ___A2T31HP Entry-Level Enterprise Computer Products
     ___A2T32 HP Unbundled Entry-Level Enterprise Computer

___  A2T15 Two-Tier Back-Up Recovery Quickship Services
___  A2T16 Two-Tier Electronic Distribution Software Products


Page I of 2

STATEMENT OF OWNERSHIP:

Form  of  Organization:   (i.e.   Corporation,   General  Partnership,   Limited
Partnership, Sole proprietor): Corporation For a Corporation, specify whether: Publicly Held __X____ Privately Held: __________ State of Incorporation/Organization Delaware

Identify  Company   ownership  and  management   structure  as  follows  (attach
additional pages if necessary):

o    Sole proprietor              Identify all owners, officers and ownership
                                percentages held

o    Trust                        Identify Trustee(s), Administrators and
                                  Beneficiaries of Trust

o    Partnership:                 Identify all General Partners, Limited
                                  Partners, Officers and ownership percentages held Specify dollar investment of limited partners

o    Privately Held Corporation:  Identify all shareholders with class and percentage ownership, Officers and Board of
                                  Director Members
o    Publicly Held Corporation:   Identify owners of 20% or more of each class
                                  of shares with class and percentage ownership
                                  Officers and Board of Director Members

NAMES         TITLES                      OWNERSHIP INTEREST

                           Percentage Ownership      Type of Ownership interest
                           (Dollar Investment in        (Assets, Common or
                             Limited Partners)           Preferred Shares)

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If  Company  is  100%  owned  by  another   corporation,   identify  the  parent
corporation's ownership and management structure above and the identity of the parent corporation below:

    MicroAge, Inc.
--------------------------------------------------------------------------------
Parent/Owner, Including DBA(s)
     2400 S. Microage Way
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Address

     Tempe                          AZ.              85282        (602)804-2000
--------------------------------------------------------------------------------
city                                State            Zip          Telephone
     Delaware                                                     (602)
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State of Parent/Owner's- Incorporation                            Fax

This  Distributor  Agreement  is made and entered  into by and between  Pinacor,
Inc.,  a  Delaware   Corporation,   and  Hewlett-Packard   Company,  a  Delaware
Corporation.

AUTHORIZED SIGNATURE                       HEWLETT-PACKARD COMPANY
--------------------                       -----------------------

-----------------------------              ------------------------

Don Lyons

-------------------
  Typed Name                               Susan Weatherman
                                           Reseller Contracts &
                                           Negotiation Manager

March 25th, 1999                           4/1/99               March 31,2000
----------------                           ----------------------------------
Title                                      Effective Date       Expiration Date

AMENDMENT BETWEEN PINACOR, INC. AND HEWLETT-PACKARD COMPANY

US DISTRIBUTOR AGREEMENT

3 E4 - In the 1st line, before "Authorized" add "to"
       In the 3rd line, before "including" add "provided by HP to Distributor"

8D - Delete in its entirety.

RESELLER BUSINESS TERMS

3A3 - In the 7th line after "change" add "or provide such information on the 1st day on which they are legally permitted to provide such information, whichever is earlier."

4B - Add to end "unless expressly permitted by HP in writing,"

15A - In the 2nd sentence delete "Reseller is solely liable" and replace with "HP is not liable." Delete the 3rd sentence.

VOLUME OPERATION POLICY MANUAL

I B2 - In the 2nd paragraph, lines 2 and 3, replace "provide" with "make available"

CHANNEL ASSEMBLY ADDENDUM

14B I - Add to the end "which are not  specifically  authorized  or  required by
this  Channel  Assembly   Addendum  or  any  other  agreement   between  HP  and
Distributor."

14B5 - Delete "in whole or in part"

FEDERAL DISTRIBUTOR ADDENDUM

1B - Replace last sentence with "Distributor desires to acquire HP Products for resale/distribution to the US Federal Government facilitated by GSA Agents, as permitted by HP."

1C - Replace 1st sentence with "HP has attached to this Addendum the US GSA Agent Addendum, which, with the US Authorized Reseller Agreement, substantially represents the agreement(s) that HP will use in appointing GSA Agents to facilitate the selling of HP Products from Distributor for resale to the US Federal Government. Eligible Resellers must have signed an US Authorized Reseller Agreement prior to appointment as GSA Agents."

26 - In the 2nd paragraph replace the 1st sentence with "Distributor may sell HP Products to the US Federal Government, facilitated by GSA Agents for resale purposes outside of the US if the end-user Customer is a US Government Agency or Department or has valid purchasing authority from the GSA list of authorized end-user agencies ("Purchaser")."

26 - In the 3rd paragraph the 3rd line should ad "Products to HP in the US "

SELECT EXPRESS

3C3 - Before "forecast" add "non-binding."

PINACOR, INC,                           HEWLETT-PACKARD COMPANY
/s/  Don Lyons                          /s/  Susan Weatherman

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Signature                               Signature
Don Lyons                               Susan Weatherman

--------------------------------------------------------------------------------
Typed Name                              Typed Name

Group Vice President                    Reseller Contract Negotiation Manager
--------------------------------------------------------------------------------
Title                                   Title
3/25/99                                 4-1-99
--------------------------------------------------------------------------------
Signing Date                                  Effective Date

                                       15